UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

FIRST GUARANTY BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Louisiana	001-37621	26-0513559
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

400 East Thomas Street
Hammond, Louisiana		70401
(Address of principal executive offices)		(Zip Code)

(985) 345-7685
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 par value	FGBI	The Nasdaq Stock Market LLC
Depositary Shares (each representing a 1/40th interest in a share of 6.75% Series A Fixed-Rate Non-Cumulative, perpetual preferred stock), $1,000 par value	FGBIP	The Nasdaq Stock Market LLC

Section 5 - Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the annual meeting of shareholders of First Guaranty Bancshares, Inc. held May 20, 2021, the following matters were voted upon:

a) Election of the following nominees as directors, with votes "for" and "withheld", as well as broker nonvotes, as follows:

Director	Votes "For"	Votes "Withheld"	Broker Non-votes
Jack Rossi	6,251,306	197,545	1,718,537
William K. Hood	6,194,348	254,503	1,718,537
Alton B. Lewis	6,411,492	37,359	1,718,537
Marshall T. Reynolds	5,905,169	543,682	1,718,537
Edgar R. Smith, III	5,924,017	524,834	1,718,537

b) An advisory, non-binding vote with respect to our executive compensation as described in the Proxy Statement.

Votes "For"	Votes "Against"	Votes "Abstain"	Broker Non-votes
6,302,308	41,117	105,426	1,718,537

c) An advisory, non-binding vote with respect to the frequency of voting on our executive compensation.
.

Votes "One Year"	Votes "Two Years"	Votes "Three Years"	Votes "Abstain"	Broker Non-votes
4,164,148	122,946	2,081,134	80,623	1,718,537

d) Ratification of the appointment of Castaing, Hussey, and Lolan LLC as the independent auditing firm.

Votes "For"	Votes "Against"	Votes "Abstain"
6,411,114	21,849	15,888

The shareholders elected all of the proposed directors, approved all the proposals and recommended a yearly vote on executive compensation.

At the Board meeting convened after the Annual Shareholders Meeting on May 20, 2021, First Guaranty’s Board of Directors considered the results of the shareholder advisory vote and determined that it will hold a yearly advisory vote on executive compensation until the next required vote on the frequency of shareholder votes on executive compensation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST GUARANTY BANCSHARES, INC.
(Registrant)
Date: May 25, 2021
	By:	/s/Alton B. Lewis, Jr.
Alton B. Lewis, Jr.
Vice Chairman of the Board and
Principal Executive Officer